UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2021

NORTHEAST COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40589	86-3173858
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

325 Hamilton Avenue, White Plains, New York 10601

(Address of principal executive offices) (Zip Code)

(914) 684-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NECB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

(a)       On September 10, 2021, NorthEast Community Bancorp, Inc. (the “Company”) dismissed BDO USA, LLP as independent auditors for the Company. The dismissal of BDO USA, LLP was effective as of September 10, 2021. The dismissal of BDO USA, LLP as independent auditors was recommended by the Company’s Audit Committee and was approved by the Company’s Board of Directors.

The report of BDO USA, LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2020 and 2019 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audit for the fiscal years ended December 31, 2020 and 2019, and in the interim period from January 1, 2021 through September 10, 2021, there were: (i) no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to such disagreements in its report on the consolidated financial statement for such years; and (ii) no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

BDO USA, LLP has provided the Company with a copy of its letter addressed to the Securities and Exchange Commission stating that BDO USA, LLP agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K. A copy of BDO USA, LLP’s letter is filed as Exhibit 16.0 and incorporated in this Item 4.01 by reference.

(b)       On September 10, 2021, the Company engaged S.R. Snodgrass, P.C. as independent auditors for the Company effective as of September 10, 2021. The engagement of S.R. Snodgrass to serve as independent auditors was recommended by the Company’s Audit Committee and was approved by the Company’s Board of Directors.

During the Company’s fiscal years ended December 31, 2020 and 2019, and during the subsequent interim period preceding the engagement of S.R. Snodgrass, P.C., the Company did not consult S.R. Snodgrass, P.C. regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and S.R. Snodgrass, P.C. did not provide any written report or oral advice that S.R. Snodgrass, P.C. concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Item 9.01	Financial Statements and Other Exhibits.

(d)           Exhibits

Number	Description

16.0	Letter of Concurrence from BDO USA, LLP Regarding Change in Certifying Accountant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHEAST COMMUNITY BANCORP, INC.

Date: September 15, 2021	By:	/s/ Kenneth A. Martinek
Kenneth A. Martinek
Chairman and Chief Executive Officer